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                                                                    Exhibit 10.4

                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT, dated as of December 19, 2001 (this "Agreement"), is made by and among Aksys, Ltd., a Delaware corporation, with
 ---------
headquarters located at Two Marriott Drive, Lincolnshire, IL 60069 (the "Company"), and the investors named on the signature pages hereto (the "Initial
 -------                                                                -------
Investors").
---------

                                    RECITALS:

     A. In connection with the Securities Purchase Agreement dated December 14, 2001 by and among the Initial Investors and the Company (the "Purchase
                                                              --------
Agreement"), the Company has agreed, upon the terms and subject to the
---------
conditions of the Purchase Agreement, to issue and sell to the Initial Investors 3,195,230 shares of the Company's Common Stock, par value $0.01 per share (the "Common Shares") and to issue to the Initial Investors Warrants (the "Warrants")
 -------------                                                        --------
to purchase an aggregate of 584,728 shares of the Company's Common Stock, par value $0.01 per share (the "Warrant Shares").
                            --------------

     B. In order to induce the Initial Investors to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act and applicable state securities laws with respect to the Common Shares and the Warrant Shares.

     In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Capitalized terms used and not otherwise defined herein have the respective meanings given them in the Purchase Agreement. In addition, as used in this Agreement, the following terms have the following meanings:

     1.1 "Investors" means the Initial Investors and any of their transferees or
          ---------
assignees who receive or acquire Registrable Securities and who are entitled to the benefit of this Agreement as provided in Article IX hereof.

     1.2 "Registrable Securities" means the Common Shares sold pursuant to the
          ----------------------
Purchase Agreement, the Warrant Shares and any shares of capital stock issued or issuable from time to time (with any adjustments) in exchange for or otherwise with respect to the Common Shares or the Warrant Shares; provided that Common Shares and Warrant Shares will cease to be Registrable Securities at such time as they have been sold under a Registration Statement or pursuant to Rule 144.

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     1.3 "Registration Period" means the period between the date of this
          -------------------
Agreement and the earliest of (i) the second anniversary of the date of this Agreement, (ii) the date on which all of the Registrable Securities have been sold by the Investors under the Registration Statement or pursuant to Rule 144 or (iii) the date on which all the Registrable Securities may be immediately sold by the Investors without registration and without restriction as to the number of Registrable Securities to be sold, pursuant to Rule 144 or otherwise.

     1.4 "Registration Statement" means a Registration Statement of the Company
          ----------------------
filed under the Securities Act.

     1.5 The terms "register," "registered," and "registration" refer to a
                    --------    ----------        ------------
registration effected by preparing and filing a Registration Statement or statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

     1.6 "Rule 415" means Rule 415 under the Securities Act, or any successor
          --------
rule providing for offering securities on a continuous basis, and applicable rules and regulations thereunder.

                                   ARTICLE II

                                  REGISTRATION

     2.1 Mandatory Registration. The Company will use its best efforts to file
         ----------------------
with the SEC a Registration Statement on Form S-3 registering only the Registrable Securities for resale within 10 days after the Closing Date of the purchase of the Common Shares and Warrants under the Purchase Agreement. If Form S-3 is not available at that time, then the Company will use its best efforts to file a Registration Statement on such form as is then available to effect a registration of the Registrable Securities within such 10-day period.

     2.2 Effectiveness of the Registration Statement. The Company will use its
         -------------------------------------------
best efforts to cause the Registration Statement contemplated by the previous Section to be declared effective by the SEC as soon as practicable after filing, and in any event no later than the 30th day after the Closing Date (the "Required Effective Date"). However, so long as the Company filed the
 -----------------------
Registration Statement within 10 days after the Closing Date, if the Registration Statement receives any SEC review, then the Required Effective Date will be the 100th day after the Closing Date. The Company's best efforts will include, but are not be limited to, promptly responding to all comments received from the staff of the SEC. If the Company receives notification from the SEC that the Registration Statement will receive no action or review from the SEC, then the Company will request that the Registration Statement become effective within five business days after such SEC notification.

     2.3 Payments by the Company. If (i) at any time after effectiveness of the
         -----------------------
Registration Statement, sales cannot be made thereunder during the Registration Period for any reason, other than by reason of the operation of Section 3.6, for a period of more than 10 consecutive business days, or 30 business days in the aggregate, during any 12-month period or (ii) the Common Stock is not listed or included for quotation on Nasdaq, Nasdaq SmallCap, the NYSE or AMEX for more than an aggregate of 10 business days in any 12-month period, then the Company will thereafter make a

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payment (by wire transfer or check) to each Investor as partial compensation for such delay. The amount of the payment made to each Investor will be equal to 1% of the purchase price paid for the Common Shares purchased by the Investor and not previously sold by the Investor for each 30 business days that sales cannot be made under the effective Registration Statement or the Common Stock is not listed or included for quotation on Nasdaq, Nasdaq SmallCap, the NYSE or AMEX (but in no event to exceed 12% in the aggregate) beyond the allowed period. The number of shares not previously sold as specified in the previous sentence shall be determined as of the end of the respective 30-day period. These payments will be prorated on a daily basis during the 30 business day period and will be paid to each Investor by check within five business days following the end of each month as to which payment is due hereunder, assuming that the respective
Investor delivered to the Company at least 2 business days prior thereto information with respect to the number of Common Shares not previously sold by such Investor (together with reasonable supporting documentation).

     2.4  Effect of Late Registration. If the Registration Statement has not
          ---------------------------
been declared effective by the Required Effective Date, then the Company will make a payment (by wire transfer or check) to each Investor as partial compensation for such delay (the "Late Registration Payments"). The Late
                                  --------------------------
Registration Payments will be equal to 1% of the purchase price paid for the Common Shares purchased by such Investor and not previously sold by such Investor for each 30 business days after the Required Effective Date (but in no event to exceed 12% in the aggregate). The Late Registration Payments will be prorated on a daily basis during the 30 business day period and will be paid to the Initial Investors by check within five business days after the earlier of
(i) the end of the 30 business days following the Required Effective Date or
(ii) the effective date of the Registration Statement.

     2.5  Piggyback Registrations.
          -----------------------

          (a) If, at any time prior to the expiration of the Registration Period, a Registration Statement is not effective with respect to all of the Registrable Securities and the Company decides to register any of its securities for its own account or for the account of others, then the Company will promptly give the Investors written notice thereof and will use its best efforts to include in such registration all or any part of the Registrable Securities requested by such Investors to be included therein (excluding any Registrable Securities previously included in a Registration Statement). This requirement does not apply to Company registrations on Form S-4 or S-8 or their equivalents (relating to equity securities to be issued in connection with an acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) or to registration statements that would otherwise not permit the registration of resales of previously issued securities. Each Investor must give its request for registration under this paragraph to the Company in writing within 15 days after receipt from the Company of notice of such pending registration. If the registration for which the Company gives notice is a public offering involving an underwriting, the Company will so advise the Investors as part of the above described written notice. In that event, if the managing underwriter(s) of the public offering impose a limitation on the number of shares of Common Stock that may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation would be necessary to effect an orderly public distribution, then the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the securities desired to be sold pursuant to such Registration Statement

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by the stockholder or stockholders which are requiring the Company pursuant to a contractual registration right to file such Registration Statement and (iii) third, the Registrable Securities requested by the Investors to be included in such offering, pro rata among the holders of such Registrable Securities on the basis of the number of shares requested to be included by each such holder.

          (b) No right to registration of Registrable Securities under this
Section 2.5 limits in any way the registration required under Section 2.1 above. The obligations of the Company under this Section 2.5 expire upon the earliest of (i) the effectiveness of the Registration Statement filed pursuant to Section
2.1 above with respect to the Registrable Securities or the respective portion thereof, (ii) after the Company has afforded the opportunity for the Investors to exercise registration rights under this Section 2.5 for two registrations (provided, however, that any Investor that has had any Registrable Securities excluded from any Registration Statement in accordance with this Section 2.5 may include in any additional Registration Statement filed by the Company the Registrable Securities so excluded), or (iii) expiration of the Registration Period.

     2.6 Eligibility to use Form S-3. The Company represents and warrants that,
         ---------------------------
as of the date of this Agreement, it meets the requirements for the use of Form S-3 for registration of the resale by the Investors of the Registrable Securities.

                                   ARTICLE III

                      ADDITIONAL OBLIGATIONS OF THE COMPANY

     3.1 Continued Effectiveness of Registration Statement. Subject to the
         -------------------------------------------------
limitations set forth in Section 3.6, the Company will use its best efforts to keep the Registration Statement covering the Registrable Securities effective under Rule 415 at all times during the Registration Period. In the event that the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities issued under the Purchase Agreement or issued or issuable upon exercise of (or otherwise pursuant to) the Warrants, the Company will (if permitted) amend the Registration Statement or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities. The Company will file such amendment or new Registration Statement as soon as practicable, but in no event later than 20 business days after the necessity therefor arises. The Company will use its best efforts to cause such amendment or new Registration Statement to become effective as soon as is practicable after the filing thereof.

     3.2 Accuracy of Registration Statement. Assuming the accuracy of
         ----------------------------------
information furnished by or on behalf of the Investors, any Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company covering Registrable Securities will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company will promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to permit sales pursuant to the Registration Statement at all times during the Registration Period (but subject to Section 3.6), and, during such period, will comply with the

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provisions of the Securities Act with respect to the disposition of all
Registrable Securities of the Company covered by the Registration Statement until the termination of the Registration Period, or if earlier, until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

     3.3  Furnishing Documentation. The Company will furnish to each Investor
          ------------------------
whose Registrable Securities are included in a Registration Statement, or to its legal counsel, (a) promptly after each document is filed with the SEC, one copy of any Registration Statement filed pursuant to this Agreement and any amendments thereto, each preliminary prospectus (if any) and final prospectus and each amendment or supplement thereto; and (b) a number of copies of a prospectus, including a preliminary prospectus (if any), and all amendments and supplements thereto, and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor. The Company will promptly notify by facsimile each Investor whose Registrable Securities are included in any Registration Statement of the effectiveness of the Registration Statement and any post-effective amendment.

     3.4  Additional Obligations. The Company will use its best efforts to (a)
          ----------------------
register and qualify the Registrable Securities covered by a Registration Statement under such other securities or blue sky laws of such jurisdictions as each Investor who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions any amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain their effectiveness during the Registration Period, (c) take any other actions necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take any other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions. Notwithstanding the foregoing, the Company is not required, in connection with such obligations, to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3.4, (ii) subject itself to general taxation in any such jurisdiction,
(iii) file a general consent to service of process in any such jurisdiction,
(iv) provide any undertakings that cause material expense or burden to the Company, or (v) make any change in its charter or bylaws, which in each case the Company determines to be contrary to the best interests of the Company and its stockholders.

     3.5  Underwritten Offerings. If the Investors who hold a majority in
          ----------------------
interest of the Registrable Securities being offered in an offering pursuant to a Registration Statement or any amendment or supplement thereto under this Agreement select underwriters reasonably acceptable to the Company for such offering, the Company will enter into and perform its obligations under an underwriting agreement in usual and customary form including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering.

     3.6  Suspension of Resale Rights.
          ---------------------------

          (a) The Company will notify (by telephone and also by facsimile and reputable overnight courier) each Investor who holds Registrable Securities being sold pursuant to a Registration Statement of the happening of any event of which the Company has knowledge as a result of which the prospectus included in the Registration Statement as then in effect includes an

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untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will make such notification as promptly as practicable after the Company becomes aware of the event (but in no event will the Company disclose to any Investor any of the facts or circumstances regarding the event), will promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and will deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

          (b) Notwithstanding the obligations under Section 3.6(a), if in the good faith judgment of the Company, following consultation with legal counsel, it would be detrimental to the Company and its stockholders for resales of Registrable Securities to be made pursuant to the Registration Statement due to
(i) the existence of a material development or potential material development involving the Company which the Company would be obligated to disclose in the Registration Statement, which disclosure would be premature or otherwise inadvisable at such time or would have a Material Adverse Effect upon the Company and its stockholders, or (ii) in the good faith judgment of the Company, it would adversely affect or require premature disclosure of the filing of a Company-initiated registration of any class of its equity securities, the Company will have the right to suspend the use of the Registration Statement for a period of not more than ninety days, provided, however, that the Company will
                                       --------  -------
use its commercially reasonable efforts to keep the length of any such suspension to as short a period as is practicable given the then existing circumstances and may so defer or suspend the use of the Registration Statement no more than two times in any eighteen-month period, and provided, further,
                                                         --------  -------
that, after deferring or suspending the use of the Registration Statement, the Company may not again defer or suspend the use of the Registration Statement until a period of thirty days has elapsed after resumption of the use of the Registration Statement.

          (c) Subject to the Company's rights under this Section 3, the Company will use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, will use its best efforts to obtain the withdrawal of such order at the earliest possible time and the Company will promptly notify each Investor that holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

          (d) Notwithstanding anything to the contrary contained herein or in the Purchase Agreement, if the use of the Registration Statement is suspended by the Company, the Company will promptly give notice of the suspension to all Investors whose securities are covered by the Registration Statement, and will promptly notify each such Investor as soon as the use of the Registration Statement may be resumed.

     3.7  Review by the Investors. The Company will permit a single firm of
          -----------------------
legal counsel, designated by the Investors who hold a majority in interest of the Registrable Securities being sold pursuant to a Registration Statement, to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and will not file any document in a form to which such counsel reasonably objects, unless otherwise required by law in the opinion of the Company's

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counsel; provided that the time periods set forth in Section 2.2 shall be tolled to the extent that such legal counsel does not deliver its final comments relating to such Registration Statement to the Company within 3 business days after receipt of such Registration Statement. The sections of any such Registration Statement including information with respect to the Investors, the Investors' beneficial ownership of securities of the Company or the Investors' intended method of disposition of Registrable Securities must conform to the information provided to the Company by each of the Investors.

     3.8  Comfort Letter; Legal Opinion. At the request of the Investors who
          -----------------------------
hold a majority in interest of the Registrable Securities being sold pursuant to a Registration Statement, and on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement, the Company will furnish to the Investors and the underwriters (i) a letter, dated such date, from the Company's independent certified public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of the Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and Investors.

     3.9  Due Diligence; Confidentiality.
          ------------------------------

          (a) The Company will make available upon reasonable advance notice during normal business hours for inspection by any Investor whose Registrable Securities are being sold pursuant to a Registration Statement, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Investor or underwriter (collectively, the "Inspectors"), all pertinent financial and other records,
                    ----------
pertinent corporate documents and properties of the Company (collectively, the "Records"), as reasonably necessary to enable the Inspector to exercise its due
 -------
diligence responsibility in connection with or related to the contemplated offering. The Company will cause its officers, directors and employees to supply all information that any Inspector may reasonably request for purposes of performing such due diligence.

          (b) Each Inspector will hold in confidence, use only in connection with the contemplated offering, and will not make any disclosure (except to an Investor) of, all Records and other information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Inspector), (iv) the Records or other information was developed independently by an Inspector without breach of this Agreement, (v) the information was known to the Inspector before receipt of such information from the Company, or (vi) the information was disclosed to the Inspector by a third party not under an obligation of confidentiality. The Company is not required to disclose any confidential information in the Records to any Inspector unless and until such Inspector has entered into a confidentiality agreement (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3.9. Each Investor will, upon

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learning that disclosure of Records containing confidential information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein will be deemed to limit the Investor's ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.

          (c) The Company will hold in confidence, and will not make any disclosure of, information concerning an Investor provided to the Company under this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, or any exchange listing or similar rules and regulations, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement, (v) the information was disclosed to the Company by a third party not under an obligation of confidentiality or (vi) such Investor consents to the form and content of any such disclosure. If the Company learns that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, the Company will give prompt notice to such Investor prior to making such disclosure and allow such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     3.10 Listing. The Company will use best efforts to (i) cause all of the
          -------
Registrable Securities covered by each Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) to the extent the securities of the same class or series are not then listed on a national securities exchange, secure the designation and quotation of all of the Registrable Securities covered by each Registration Statement on Nasdaq.

     3.11 Share Certificates. The Company will cooperate with the Investors who
          ------------------
hold Registrable Securities being sold and with the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to a Registration Statement and will enable such certificates to be in such denominations or amounts as the case may be, and registered in such names as the Investors or the managing underwriter(s), if any, may reasonably request, all in accordance with Article V of the Purchase Agreement.

     3.12 Plan of Distribution. At the request of the Investors holding a
          --------------------
majority in interest of the Registrable Securities registered pursuant to a Registration Statement, the Company will promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement, and the prospectus used in connection with the Registration Statement, as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

                                       8

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     3.13 Securities Laws Compliance. The Company will comply with all
          --------------------------
applicable laws related to any Registration Statement relating to the sale of Registrable Securities and to offering and sale of securities and with all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act, the Exchange Act and the rules and regulations promulgated by the SEC).

     3.14 Further Assurances. The Company will take all other reasonable actions
          ------------------
as any Investor or the underwriters, if any, may reasonably request to expedite and facilitate disposition by such Investor of the Registrable Securities pursuant to the Registration Statement.

     3.15 No Additional Selling Shareholders. Other than the holders of
          ----------------------------------
securities covered by the Original Registration Rights Agreement (as defined in the Purchase Agreement) and the Second Private Placement Registration Rights Agreement (as defined in the Purchase Agreement), the Company will not, and will not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement under Section 2.1 hereof, or any amendment or supplement thereto under Section 3.2 hereof, without the consent of the holders of a majority in interest of the Registrable Securities.

                                   ARTICLE IV

                          OBLIGATIONS OF THE INVESTORS

     4.1 Investor Information. As a condition to the obligations of the Company
         --------------------
to complete any registration pursuant to this Agreement with respect to the Registrable Securities of each Investor, such Investor will furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as is reasonably required by the Company to effect the registration of the Registrable Securities. At least 10 business days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Investor of the information the Company requires from that Investor if the Investor elects to have any of its Registrable Securities included in the Registration Statement. If, within three business days prior to the filing date, the Company has not received the requested information from an Investor, then the Company may file the Registration Statement without including Registrable Securities of that Investor.

     4.2 Further Assurances. Each Investor will cooperate with the Company, as
         ------------------
reasonably requested by the Company, in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's irrevocable election to exclude all of such Investor's Registrable Securities from such Registration Statement.

     4.3 Suspension of Sales. Upon receipt of any notice from the Company under
         -------------------
Section 3.6, each Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until (i) it receives copies of a supplemented or amended prospectus contemplated by Section 3.6(a) or (ii) the Company advises the Investor that a suspension of sales under Section 3.6(b) has terminated. If so directed by the Company, each Investor will deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession (other

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than a limited number of file copies) of the prospectus covering such
Registrable Securities that is current at the time of receipt of such notice.

     4.4  Underwritten Offerings.
          ----------------------

          (a) If Investors holding a majority in interest of the Registrable Securities being registered (with the approval of a majority in interest of the Initial Investors) determine to engage the services of an underwriter, each Investor will enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering, and will take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of its Registrable Securities from such Registration Statement.

          (b) Without limiting any Investor's rights under Section 2.1 hereof, no Investor may participate in any underwritten distribution hereunder unless such Investor (a) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting, and legal expenses of the underwriter, applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company under the terms of this Agreement.

                                    ARTICLE V

                            EXPENSES OF REGISTRATION

     The Company will bear all reasonable expenses, other than underwriting discounts and commissions, and transfer taxes, if any, incurred in connection with registrations, filings or qualifications pursuant to Articles II and III of this Agreement, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one firm of legal counsel selected by the Initial Investors pursuant to Section 3.7 hereof (not to exceed $5,000). The Investors shall reimburse the Company for any out-of-pocket expenses the Company incurs in an underwritten offering initiated by the Investors.

                                   ARTICLE VI

                                 INDEMNIFICATION

     In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

     6.1 To the extent permitted by law, the Company will indemnify and hold harmless each Investor that holds such Registrable Securities, any underwriter (as defined in the Securities Act) for the Investors, any directors or officers of such Investor or such underwriter and any person who controls such Investor or such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person")
                                                     ------------------
against any losses, claims, damages, expenses or liabilities (joint or several) (collectively, and together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened in respect thereof, "Claims") to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon any of the following statements, omissions or violations in a Registration Statement filed pursuant to this Agreement, any post-effective amendment thereof or any prospectus included therein: (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) any untrue statement or alleged untrue statement of a material fact contained in the prospectus related to the Registration Statement (as it may be amended or supplemented) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or
(c) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other law related to the Registration Statement, including without limitation any state securities law or any rule or regulation thereunder (the matters in the foregoing clauses (a) through (c) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6.3 with respect
 ----------
to the number of legal counsel, the Company will reimburse the Investors and each such underwriter or controlling person and each such other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1:
(i) does not apply to Claims arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to the Company by an Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3.3 hereof; (ii) does not apply to a Claim arising out of or based on any failure by any Indemnified Person to comply with prospectus delivery requirements (or the Securities Act, the Exchange Act or any other law or legal requirement applicable to them) or any covenant or agreement contained in the Purchase Agreement or this Agreement; and (iii) does not apply to amounts paid in settlement of any Claim if such settlement is made without the prior written consent of the Company, which consent will not be unreasonably withheld. This indemnity obligation will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and will survive the transfer of the Registrable Securities by the Investors under Article IX of this Agreement.

     6.2 In connection with any Registration Statement in which an Investor is participating, each such Investor will indemnify and hold harmless, severally and not jointly, to the same extent and in the same manner set forth in Section
6.1 above, the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement and any of its directors and officers and any person who controls such stockholder within the meaning of the Securities Act or the Exchange Act (each an

"Indemnified Person") against any Claim to which any of them may become subject
 ------------------
under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any of the following: (a) any matter of the type referred to clause (a) or (b) in Section 6.1 above in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or (b) any failure by such Investor to comply with prospectus delivery requirements (or the Securities Act, the Exchange Act or any other law or legal requirement applicable to sales under the Registration Statement) or any covenant or agreement contained in the Purchase Agreement or this Agreement with respect to sales under the Registration Statement. Subject to the restrictions set forth in
Section 6.3, such Investor will promptly reimburse any legal or other expenses (promptly as such expenses are incurred and due and payable) reasonably incurred by them in connection with investigating or defending any such Claim. However, the indemnity agreement contained in this Section 6.2 does not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent will not be unreasonably withheld, and no Investor will be liable under this Agreement (including this Section 6.2 and Article VII) for the amount of any Claim that exceeds the net proceeds actually received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. This indemnity will remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and will survive the transfer of the Registrable Securities by the Investors under Article IX of this Agreement.

     6.3 Promptly after receipt by an Indemnified Person under this Article VI of notice of the commencement of any action (including any governmental action), such Indemnified Person will, if a Claim in respect thereof is to be made against any indemnifying party under this Article VI, deliver to the indemnifying party a written notice of the commencement thereof. The indemnifying party may participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice, assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties and the Indemnified Person. In that case, the indemnifying party will diligently pursue such defense. If, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between the Indemnified Person and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action including the Indemnified Person and such Indemnified Person reasonably determines that there may be legal defenses available to such Indemnified Person that are different from or in addition to those available to the indemnifying party, then the Indemnified Person is entitled to assume such defense and may retain its own counsel, with the fees and expenses to be paid by the indemnifying party (subject to the restrictions on settlement under Section 6.1 or 6.2, as applicable). The Company will pay for only one separate legal counsel for the Investors collectively, and such legal counsel will be selected by the Investors holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action does not relieve an indemnifying party of any liability to an Indemnified Person under this Article VI, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Article VI will be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                                   ARTICLE VII

                                  CONTRIBUTION

     To the extent that any indemnification provided for herein is prohibited or limited by law, the indemnifying party will make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article VI to the fullest extent permitted by law. However, (a) no contribution will be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Article VI, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (c) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities will be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

                                  ARTICLE VIII

                             EXCHANGE ACT REPORTING

     In order to make available to the Investors the benefits of Rule 144 or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company will, until the end of the Registration Period:

          (a) File with the SEC in a timely manner, and make and keep available, all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein limits the Company's obligations under Section 4.3 of the Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

          (b) Furnish to each Investor, so long as such Investor holds Warrants or Registrable Securities, promptly upon the Investor's request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the SEC and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

                                   ARTICLE IX

                        ASSIGNMENT OF REGISTRATION RIGHTS

     The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, will be automatically assigned by the Investors to transferees or assignees of all or any portion of the Warrants or Registrable Securities, but only if

(a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (c) such transfer or assignment was not made under the Registration Statement or Rule 144, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (e) such transfer is made in accordance with the applicable requirements of the Purchase Agreement or the Warrant, as the case may be, and (f) the transferee is an "accredited investor" as that term is defined in Rule 501 of Regulation D. Any transferee or assignee of an Investor under Article IX shall be deemed an "Investor" for all purposes of this Agreement, and shall be entitled to all rights of, and subject to all obligations (including indemnification obligations) of, an Investor hereunder.

                                    ARTICLE X

                        AMENDMENT OF REGISTRATION RIGHTS

     This Agreement may be amended and the obligations hereunder may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and of the Investors who then hold a majority in interest of the Registrable Securities (but not including any Investor who is not affected by such amendment or waiver). Any amendment or waiver effected in accordance with this Article X is binding upon each Investor and the Company. Notwithstanding the foregoing, no amendment or waiver will retroactively affect any Investor without its consent, or will prospectively adversely affect any Investor who no longer owns any Warrants or Registrable Securities without its consent. Neither Article VI nor Article VII hereof may be amended or waived in a manner adverse to an Investor without its consent.

                                   ARTICLE XI

                                  MISCELLANEOUS

     11.1 Conflicting Instructions. A person or entity is deemed to be a holder
          ------------------------
of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company will act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     11.2 Notices. Any notices required or permitted to be given under the terms
          -------
of this Agreement will be given and deemed received as set forth in the Purchase Agreement.

     11.3 Waiver. Failure of any party to exercise any right or remedy under
          ------
this Agreement or otherwise, or delay by a party in exercising such right or remedy, does not operate as a waiver thereof.

     11.4 Governing Law. This Agreement will be governed by and interpreted in
          -------------
accordance with the laws of the State of Illinois without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in the State of Illinois with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

     11.5  Severability. If any provision of this Agreement is invalid or
           ------------
unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

     11.6  Entire Agreement. This Agreement, the Purchase Agreement and the
           ----------------
Warrants (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     11.7  Successors and Assigns. Subject to the requirements of Article IX
           ----------------------
hereof, this Agreement inures to the benefit of and is binding upon the successors and assigns of each of the parties hereto. Notwithstanding anything to the contrary herein, including, without limitation, Article IX, the rights of an Investor hereunder are assignable to and exercisable by a bona fide pledgee of the Registrable Securities in connection with an Investor's margin or brokerage accounts.

     11.8  Use of Pronouns. All pronouns refer to the masculine, feminine or
           ---------------
neuter, singular or plural, as the context may require.

     11.9  Headings. The headings of this Agreement are for convenience of
           --------
reference only, are not part of this Agreement and do not affect its interpretation.

     11.10 Counterparts. This Agreement may be executed in two or more
           ------------
counterparts, each of which is deemed an original but all of which constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission, and facsimile signatures are binding on the parties hereto.

     11.11 Further Assurances. Each party will do and perform, or cause to be
           ------------------
done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     11.12 Consents. All consents and other determinations to be made by the
           --------
Investors pursuant to this Agreement will be made by the Initial Investors or the Investors holding a majority in interest of the Registrable Securities, determined as if all Warrants then outstanding had been exercised for Registrable Securities.

     11.13 No Strict Construction. The language used in this Agreement is deemed
           ----------------------
to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                                     * * * *

     IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                        COMPANY:

                                        AKSYS, LTD.

                                        By: /s/ William C. Dow
                                            ------------------------------------
                                            Name:  William C. Dow
                                                   -----------------------------
                                            Title: President and CEO
                                                   -----------------------------

     IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                              INVESTORS:



                              Durus Life Sciences Master Fund Ltd.
                              --------------------------------------------------
                              [PRINT NAME OF INVESTOR]

                              By: /s/ Susan Byrne
                                  ----------------------------------------------
                                  Name:  Susan Byrne
                                         ---------------------------------------
                                  Title: for and behalf of European Fund
                                         ---------------------------------------
                                         (Services) Ltd., Director
                                         ---------------------------------------


                              __________________________________________________
                              [PRINT NAME OF INVESTOR]

                              By: ______________________________________________
                                  Name:  _______________________________________
                                  Title: _______________________________________


                              __________________________________________________
                              [PRINT NAME OF INVESTOR]

                              By: ______________________________________________
                                  Name:  _______________________________________
                                  Title: _______________________________________

     IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                        INVESTORS:



                                        Domain Public Equity Partners, L.P.
                                        ----------------------------------------
                                        [PRINT NAME OF INVESTOR]

                                        By: /s/ Nicole Vitello
                                            ------------------------------------
                                            Name:  Nicole Vitello
                                                   -----------------------------
                                            Title: Managing Member
                                                   -----------------------------


                                        ________________________________________
                                        [PRINT NAME OF INVESTOR]

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________


                                        ________________________________________
                                        [PRINT NAME OF INVESTOR]

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

     IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                         INVESTORS:



                                         Steelhead Investment, Ltd.
                                         ---------------------------------------
                                         [PRINT NAME OF INVESTOR]

                                         By: /s/ Kevin O'Neal
                                             -----------------------------------
                                             Name:  Kevin O'Neal
                                                    ----------------------------
                                             Title: Authorized Signatory
                                                    ----------------------------


                                         _______________________________________
                                         [PRINT NAME OF INVESTOR]

                                         By: ___________________________________
                                             Name:  ____________________________
                                             Title: ____________________________


                                         _______________________________________
                                         [PRINT NAME OF INVESTOR]

                                         By: ___________________________________
                                             Name:  ____________________________
                                             Title: ____________________________

     IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                        INVESTORS:



                                        OTATO L.P.
                                        ----------------------------------------
                                        [PRINT NAME OF INVESTOR]

                                        By: /s/ Richard N. Cayne
                                            ------------------------------------
                                            Name:  Richard N. Cayne
                                                   -----------------------------
                                            Title: General Counsel, Authorized
                                                   -----------------------------
                                                   Signatory
                                                   -----------------------------


                                        ________________________________________
                                        [PRINT NAME OF INVESTOR]

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________


                                        ________________________________________
                                        [PRINT NAME OF INVESTOR]

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

     IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                        INVESTORS:



                                        Redwood Partners LLC
                                        ----------------------------------------
                                        [PRINT NAME OF INVESTOR]

                                        By: /s/ Michael Schwartz
                                            ------------------------------------
                                            Name:  Michael Schwartz
                                                   -----------------------------
                                            Title: Partner
                                                   -----------------------------


                                        ________________________________________
                                        [PRINT NAME OF INVESTOR]

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________


                                        ________________________________________
                                        [PRINT NAME OF INVESTOR]

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

     IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                              INVESTORS:



                              Managed Risk Trading, L.P.
                              --------------------------------------------------
                              [PRINT NAME OF INVESTOR]

                              By: /s/ Gregory I. Pages
                                  ----------------------------------------------
                                  Name:  Gregory I. Pages
                                         ---------------------------------------
                                  Title: President of the General Partner
                                         ---------------------------------------


                              __________________________________________________
                              [PRINT NAME OF INVESTOR]

                              By: ______________________________________________
                                  Name:  _______________________________________
                                  Title: _______________________________________


                              __________________________________________________
                              [PRINT NAME OF INVESTOR]

                              By: ______________________________________________
                                  Name:  _______________________________________
                                  Title: _______________________________________

    IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                        INVESTORS:



                                        DMG Legacy Fund LLC
                                        ----------------------------------------
                                        [PRINT NAME OF INVESTOR]

                                        By: /s/ Andrew Wilder
                                            ------------------------------------
                                            Name:  Andrew Wilder
                                                   -----------------------------
                                            Title: CFO, DMG Advisors LLC,
                                                   -----------------------------
                                                   Managing Member
                                                   -----------------------------


                                        DMG Legacy Institutional Fund LLC
                                        ----------------------------------------
                                        [PRINT NAME OF INVESTOR]

                                        By: /s/ Andrew Wilder
                                            ------------------------------------
                                            Name:  Andrew Wilder
                                                   -----------------------------
                                            Title: CFO, DMG Advisors LLC,
                                                   -----------------------------
                                                   Managing Member
                                                   -----------------------------


                                        DMG Legacy International Ltd.
                                        ----------------------------------------
                                        [PRINT NAME OF INVESTOR]

                                        By: /s/ Andrew Wilder
                                            ------------------------------------
                                            Name:  Andrew Wilder
                                                   -----------------------------
                                            Title: CFO, DMG Advisors LLC,
                                                   -----------------------------
                                                   Managing Member
                                                   -----------------------------

    IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                        INVESTORS:

                                        Royal Bank of Canada
                                        ----------------------------------------
                                        [PRINT NAME OF INVESTOR]

                                        By: /s/ Steve C. Milke
                                            ------------------------------------
                                            Name:  Steve C. Milke
                                                   -----------------------------
                                            Title: Managing Director
                                                   -----------------------------


                                        By: /s/ Richard Tavoso
                                            ------------------------------------
                                            Name:   Richard Tavoso
                                                   -----------------------------
                                            Title: Managing Director
                                                   ----------------------------

                                        ____________________________________
                                        [PRINT NAME OF INVESTOR]

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________


                                        ________________________________________
                                        [PRINT NAME OF INVESTOR]

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

     IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                        INVESTORS:



                                        Ascend Partners L.P.
                                        ----------------------------------------
                                        [PRINT NAME OF INVESTOR]

                                        By: /s/ Malcolm Fairbairn
                                            ------------------------------------
                                            Name:  Malcolm Fairbairn
                                                   -----------------------------
                                            Title: Managing Member
                                                   -----------------------------


                                        ________________________________________
                                        [PRINT NAME OF INVESTOR]

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________


                                        ________________________________________
                                        [PRINT NAME OF INVESTOR]

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

     IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                        INVESTORS:



                                        Ascend Sapient Partners, L.P.
                                        ----------------------------------------
                                        [PRINT NAME OF INVESTOR]

                                        By: /s/ Malcolm Fairbairn
                                            ------------------------------------
                                            Name:  Malcolm Fairbairn
                                                   -----------------------------
                                            Title: Managing Member
                                                   -----------------------------


                                        ________________________________________
                                        [PRINT NAME OF INVESTOR]

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________


                                        ________________________________________
                                        [PRINT NAME OF INVESTOR]

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________

     IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

                                        INVESTORS:



                                        Ascend Offshore Fund Ltd.
                                        ----------------------------------------
                                        [PRINT NAME OF INVESTOR]

                                        By: /s/ Malcolm Fairbairn
                                            ------------------------------------
                                            Name:  Malcolm Fairbairn
                                                   -----------------------------
                                            Title: Managing Member
                                                   -----------------------------


                                        ________________________________________
                                        [PRINT NAME OF INVESTOR]

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________


                                        ________________________________________
                                        [PRINT NAME OF INVESTOR]

                                        By: ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________